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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 10, 1999



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                                  NORTEK, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-6112                  05-10314991
          --------                      ------                  -----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                          I.D. Number)

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              50 Kennedy Plaza, Providence, Rhode Island 02903-2360
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (401) 751-1600
                                 --------------
                Registrant's Telephone Number including area code



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5.       OTHER EVENTS.

         Nortek, Inc. is filing herewith a press release issued February 17, 1999 by the Company as Exhibit 99 which is incorporated herein by reference. This press release was issued to report fourth quarter and year end 1998 earnings.


ITEM 7. Financial Statements and Exhibits.

         (c)      Exhibits.         The following is a list of exhibits filed
as part of this Current Report:

         Exhibit 99   Press release issued by Nortek, Inc. on February 17, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NORTEK, INC.


                                               By:  /s/ Kevin W. Donnelly
                                                   ----------------------------
                                               Name:    Kevin W. Donnelly
                                               Title:   Vice President and
                                                        General Counsel